UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Additional United States Federal Income Tax Considerations

Kite Realty Group Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) (the “Tax Exhibit”) a summary of additional material U.S. federal income tax considerations relevant to an investment in the Company’s common shares.  The discussion contained in Exhibit 99.1 to this Form 8-K replaces and supersedes in part the discussion under the heading “United States Federal Income Tax Considerations” contained in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2011 which is incorporated by reference in and supplemented by the discussion under the heading “Material Federal Income Tax Considerations” in the Company’s Registration Statement on Form S-3 (No. 333-178792) as filed with the Securities and Exchange Commission on December 28, 2011 and declared effective by the SEC on January 11, 2012 (the “Registration Statement”), and the Tax Exhibit shall be deemed incorporated by reference into the Registration Statement.

Certain statements in the description of U.S. federal income tax considerations contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;

•                  financing risks, including the availability of and costs associated with sources of liquidity;

•                  our ability to refinance, or extend the maturity dates of, our indebtedness;

•                  the level and volatility of interest rates;

•                  the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•                  the competitive environment in which we operate;

•                  acquisition, disposition, development and joint venture risks;

•                  property ownership and management risks;

•                  our ability to maintain our status as a real estate investment trust (“REIT”) for federal income tax purposes;

•                  potential environmental and other liabilities;

•                  impairment in the value of real estate property we own;

•                  risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified from time to time in reports we file with the SEC or in other documents that we publicly disseminate, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in our quarterly reports on Form 10-Q.

Except as otherwise required by the federal securities laws, the Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.  The Company refers you to the documents filed by it from time to time with the SEC, which discuss these and other factors that could adversely affect its results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Additional United States Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

May 13, 2013	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Additional United States Federal Income Tax Considerations